SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        Pericom Semiconductor Corporation
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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

                                 [LOGO] PERICOM

                        PERICOM SEMICONDUCTOR CORPORATION
                                2380 Bering Drive
                               San Jose, CA 95131

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on December 14, 2000

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Pericom Semiconductor Corporation (the "Company") will be held on December 14, 2000 at 3:00 p.m., California time, at the Company's premises, 2380 Bering Drive, San Jose, California 95131, for the following purposes:

      1. To elect six directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

      2.    Approval of the Company's 2001 Stock Incentive Plan.

      3. To ratify and approve the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending June 30, 2001.

      4. To transact such other business as may properly come before the meeting.

      The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part hereof.

      Shareholders of record at the close of business on October 20, 2000 are entitled to vote at the Annual Meeting.

                                       FOR THE BOARD OF DIRECTORS


                                       John Chi-Hung Hui, Ph.D.
                                       Vice President, Technology and Secretary

San Jose, California
October 27, 2000

                             YOUR VOTE IS IMPORTANT

To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the accompanying envelope. If you attend the meeting, you may vote in person even if you returned a proxy.

                        PERICOM SEMICONDUCTOR CORPORATION

                                 PROXY STATEMENT

General

      The enclosed proxy is solicited by Pericom Semiconductor Corporation (the "Company") on behalf of its Board of Directors for use at the Annual Meeting of Shareholders to be held on December 14, 2000 at 3:00 p.m., California time (the "Annual Meeting"), or at any adjournment or postponement thereof. The Annual Meeting will be held at the Company's premises, 2380 Bering Drive, San Jose, California 95131.

      This Proxy Statement, the form of proxy, and the Company's 2000 Annual Report are first being mailed to shareholders on or about October 27, 2000.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (to the attention of John Chi-Hung Hui, Ph.D., Vice President, Technology and Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Record Date, Share Ownership and Quorum

      Shareholders of record at the close of business on October 20, 2000 are entitled to vote at the Annual Meeting. At the record date, 24,844,290 shares of the Company's Common Stock, no par value (the "Common Stock") were issued and outstanding. The presence of a majority, or 12,422,146 of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Voting and Solicitation

      Each share outstanding on the record date is entitled to one vote. Under the cumulative voting provisions in the Company's Bylaws, each shareholder may cast for a single nominee for director, or distribute among up to six nominees, a number of votes equal to six multiplied by the number of shares held by such shareholder. However, cumulative voting will not be available unless, at the meeting, at least one shareholder has given notice of his intention to cumulate votes prior to the voting, and will apply only to those candidates whose names have been placed in nomination prior to the voting.

      The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. ("CIC") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay CIC a fee not to exceed $7,000 for its services and will reimburse them for certain out-of-pocket expenses that are usual and proper. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, fax or telegram.

      An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the Annual Meeting and the Inspector of Elections will tabulate votes cast in person. The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors where cumulative voting is invoked and except in certain other specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of directors, FOR approval of the other proposals in the enclosed proxy statement and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the particular item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered present and entitled to vote for purposes of determining a quorum but as not voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

Deadline for Receipt of Shareholder Proposals

      Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") a shareholder proposal must be received by the Company no later than June 29, 2001 to be considered timely for inclusion in the proxy statement for the 2001 Annual Meeting.

      If a shareholder intends to present a proposal at the 2001 Annual Meeting which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act, and does not notify the Company of such proposal on or before September 12, 2001, then management proxies will be permitted to use their discretionary voting authority to vote on the proposal if the proposal is raised at the 2001 Annual Meeting of Shareholders.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      As set by the Board of Directors (the "Board" or "Board of Directors") pursuant to the Bylaws of the Company, the authorized number of directors is currently set at six. Six directors will be elected at the Annual Meeting. The six nominees receiving the highest number of affirmative votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the six nominees of the Board of Directors named below. In the event that any nominee of the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, with any required selection among such nominees to be determined by the proxy holders.

      The Board of Directors recommends a vote FOR the nominees listed below.

                                                                                          Director
Name of Nominee                       Age     Principal Occupation                        Since
=================================     ====    =======================================     ========
Alex Chi-Ming Hui................     43      Chief Executive Officer, President          1990
                                              and Chairman of the Board of Directors

Chi-Hung (John) Hui, Ph.D. ......     45      Vice President, Technology and Director     1990

Hau L. Lee, Ph.D. ...............     47      Director                                    1999

Millard (Mel) Phelps ............     72      Director                                    1999

Tay Thiam Song ..................     45      Director                                    1992

Jeffrey Young ...................     51      Director                                    1995

      The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

      Mr. Alex Chi-Ming Hui has been Chief Executive Officer, President and a member of the Board of Directors of the Company since its inception in June 1990, and was elected Chairman of the Board of Directors of the Company in July 1999. From August 1982 to May 1990, Mr. Hui was employed by LSI Logic Corporation, most recently as its Director of Advanced Development. From August 1980 to July 1982, Mr. Hui was a member of the technical staff of Hewlett-Packard Company. Mr. Hui holds a B.S.E.E. from the Massachusetts Institute of Technology and an M.S.E.E. from the University of California at Los Angeles.

      Dr. Chi-Hung (John) Hui has been Vice President, Technology and a member of the Board of Directors of the Company since its inception in June 1990. From August 1987 to June 1990, Dr. Hui was employed by Integrated Device Technology, most recently as Manager of its Research and Development Department. From August 1984 to August 1987, Dr. Hui was a member of the technical staff of Hewlett-Packard Company. Dr. Hui holds a B.S.E.E. from Cornell University and an M.S.E.E. and a Ph.D. in Electrical Engineering from the University of California at Berkeley.

      Dr. Hau L. Lee has been a member of the Board of Directors since July 1999. From February 1997 through the present Dr. Lee has been Kleiner Perkins, Mayfield, Sequoia Capital Professor in Engineering and from September 1998 through the present has been Professor of Operations, Information and Technology Management at the Graduate School of Business at Stanford University. From September 1992 through December 1999 he was Professor of Industrial Engineering and Engineering Management, and from January 2000 to the present he has been Professor of Management Science and Engineering at Stanford University. He is the founding and current director of the Stanford Global Supply Chain Management Forum, and has consulted extensively for companies such as Hewlett Packard, Sun Microsystems, IBM, Xilinx Corporation, Motorola, and Andersen Consulting. Dr. Lee is a graduate of the University of Hong Kong and earned his M.S. in Operational Research from the London School of Economics and his M.S. and Ph.D. degrees in Operations Research from the Wharton School at the University of Pennsylvania.

      Mr Millard (Mel) Phelps has been a member of the Board of Directors since July 1999. Mr. Phelps is a retired advisory director of Hambrecht and Quist (H&Q), a position he held from September 1994 to July 1997. Prior to joining H&Q in 1984 as a Principal in the firm and Senior Semiconductor Analyst, Mr. Phelps spent 23-years in the semiconductor industry in various management and corporate officer positions. Mr. Phelps is currently serving as a Director of Trident Microsystems and is also a director of four privately held companies. Mr. Phelps holds a BSEE degree with honors from Case Reserve University.

      Mr. Tay Thiam Song has been a member of the Board of Directors since June 1992. Mr. Tay resides in Singapore, and, since 1985, has been serving as the Executive Director of various companies in Singapore and Malaysia, including Daiman Group (a Malaysian public company) and Chye Seng Tannery (Pte) Ltd. Mr. Tay holds a B.A. in Accounting from the North East London Polytechnic University.

      Mr. Jeffrey Young has been a member of the Board of Directors since August 1995. Since 1988, Mr. Young has been a resident of Singapore and from 1990 to the present has served as the Executive Director of Daiman Roof Tiles Sdn. Bhd., a subsidiary of the Daiman Group, and from 1989 to the present as a Director of Great Wall Brick Work Sdn. Bhd., and from 1993 to the present as a Director of Daiman Singapore (Pte) Ltd., and has been a Director of Daiman Investments (Australia) Pty. Ltd. from 1993 to the present. Mr. Young holds a B.S. from the Electronic College of Canton, People's Republic of China.

Board Meetings and Committees

      The Board of Directors of the Company held five meetings during fiscal 2000. During the last fiscal year, each incumbent director attended every meeting of the Board of Directors and its committees on which he served that were held during the period in which he was a director. The Board of Directors has an Audit Committee and a Compensation Committee.

      During 2000, Dr. Hui and Messrs. Phelps and Lee served on the Audit Committee. The Audit Committee held one meeting during 2000. The Audit Committee's duties are to review the results and scope of the annual audit and other services provided by the Company's independent auditors, review and evaluate the Company's internal control functions and monitor transactions between the Company and its employees, officers and directors.

      During 2000, Messrs. Tay and Young served on the Compensation Committee. The Compensation Committee held one meeting during 2000. The Compensation Committee administers the Company's 1995 Stock Option Plan and 1997 Employee Stock Purchase Plan and reviews and approves the compensation and benefits for the Company's executive officers.

      The Company's employee directors receive no fees for their services as members of the Board of Directors or its committees. Beginning in fiscal 2000, non-employee directors each receive $2,000 per quarterly meeting, $500 for each additional telephonic meeting, and $1,000 for each Compensation or Audit Committee meeting attended. Messrs. Tay and Young were granted (i) on September 18, 1996 an option to purchase 15,000 shares of Common Stock at an exercise price of $1.90 per share which was vested immediately upon grant, (ii) on June 30, 1997 an option to purchase 15,000 shares of Common Stock at an exercise price of $2.20 per share, 7,500 of which vested immediately upon grant and 7,500 of which vested over a one-year period, beginning on the date of grant, (iii) on December 11, 1998 an option to purchase 7,500 shares of Common Stock at an exercise price of $4.75 per share which vest over a one-year period and (iv) on December 14, 1999 an option to purchase 10,000 shares of Common Stock at an exercise price of $11.375, which vested immediately. Messrs. Lee and Phelps were granted on July 19, 1999 an option to purchase 10,000 shares of Common Stock at an exercise price of $6.75, which vested immediately. Pursuant to the 1995 Stock Option Plan, commencing in fiscal 2000 all non-employee directors of the Company receive automatic stock option grants upon joining the Board of Directors in the amount of 10,000 shares and they receive 10,000 shares annually thereafter. All options are vested immediately upon grant. The exercise price of such stock options is equivalent to the fair market value of the underlying Common Stock on the date of grant.

      Mr. Hui and Dr. Hui are brothers, and Mr. Tay and Mr. Young are brothers-in-law.

                                 PROPOSAL NO. 2

                APPROVAL OF THE PERICOM SEMICONDUCTOR CORPORATION
                            2001 STOCK INCENTIVE PLAN

General

      The Company's shareholders are being asked to approve the adoption of the Company's 2001 Stock Incentive Plan (the "Incentive Plan") as a replacement for the Company's 1995 Stock Option Plan. The Company will continue to issue new options from the 1995 Stock Option Plan until all available shares have been issued, which is expected to occur in calendar 2001. Subsequently, new option shares will be issued from the 2001 Stock Incentive Plan.

      The Incentive Plan is intended to enable the Company and its Related Entities (as defined in the Plan) to attract and retain the best available personnel for positions, to provide additional incentive to employees, directors and consultants and to promote the success of the Company's business. The Board of Directors believes that the Company's long term success is dependent upon the ability of the Company and its Related Entities to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company and its Related Entities.

      Initially, a total of 2,250,000 shares of Common Stock (the "Shares") have been reserved for issuance under the Incentive Plan. The Incentive Plan will terminate on October 6, 2010, unless earlier terminated by the Board.

      The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for adoption of Proposal No. 2.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                        OF THE 2001 STOCK INCENTIVE PLAN

      A general description of the principal terms of the Incentive Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the Incentive Plan, a copy of which is attached to this Proxy Statement as Exhibit A and is incorporated by reference herein.

General Description

      The Incentive Plan provides for the grant of options, SARs, dividend equivalent rights, restricted stock, and awards which may be earned in whole or in part upon attainment of performance criteria established by the Incentive Plan administrator. The maximum number of Shares with respect to which options and SARs may be granted to an employee of the Company during a fiscal year of the Company is 500,000 Shares.

      The Incentive Plan is administered, with respect to grants to directors, officers, consultants, and other employees, by the plan administrator (the "Administrator"), defined as the Board or one or more committees designated by the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Board may authorize one or more officers to grant Awards, subject to certain limitations, to employees or consultants who are neither directors nor officers of the Company.

      The Board may at any time amend, suspend or terminate the Incentive Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code of 1986, as amended (the "Code") the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, the Company shall obtain shareholder approval of any amendment to the Incentive Plan in such a manner and to such a degree as required.

      Stock options granted under the Incentive Plan may be either incentive stock options under the provisions of Section 422 of the Code, or non-qualified stock options. Incentive stock options may be granted only to employees of the Company or any parent or subsidiary corporation of the Company. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the Incentive Plan, Awards may be granted to such employees, directors or consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

      Under the Incentive Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the grantee only by the grantee. However, the Incentive Plan permits the designation of beneficiaries by holders of incentive stock options. Other Awards shall be transferable to the extent provided in the Award agreement.

      The Incentive Plan authorizes the Administrator to select the employees, directors and consultants of the Company to whom Awards may be granted and to determine the terms and conditions of any Award; however, the term of an incentive stock option may not be for more than 10 years (or 5 years in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company). The Incentive Plan authorizes the Administrator to grant Awards at an exercise price determined by the Administrator. In the case of incentive stock options, such price cannot be less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the option is granted. In the case of non-qualified stock options, such price also cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted. The exercise price is generally payable in cash, check, or, in certain circumstances, with a promissory note, with such documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of an Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or with shares of Common Stock. The aggregate fair market value of the Common Stock with respect to any incentive stock options that are exercisable for the first time by an eligible employee in any calendar year may not exceed $100,000.

      The Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the agreements to be issued under the Incentive Plan. Except as provided in an Award agreement, the vesting schedule is accelerated and all Awards become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights in the event of a Corporate Transaction, a Change in Control or a Subsidiary Disposition, each as defined in the Incentive Plan. Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its parent. In the event of a Change in Control or a Subsidiary Disposition, each Award shall remain exercisable until the expiration or sooner termination of the Award term. The Incentive Plan also permits the Administrator to include a provision whereby the grantee may elect at any time while an employee, director or consultant to exercise any part or all of the Award prior to full vesting of the Award.

      Under the Incentive Plan, the Administrator may establish one or more programs under the Incentive Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an Award. The Administrator also may establish under the Incentive Plan separate programs for the grant of particular forms of Awards to one or more classes of grantees.

Certain Federal Tax Consequences

      The following summarizes only the federal income tax consequences of stock options and shares of restricted stock granted under the Incentive Plan. State and local tax consequences may differ.

      The grant of a nonqualified stock option under the Incentive Plan will not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of a nonqualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option price and the fair market value of the Shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee. Any gain or loss on the optionee's subsequent disposition of the Shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the Shares are held for more than twelve months following exercise. The Company does not receive a tax deduction for any such gain. Capital gains currently are taxed at the same rates as ordinary income, except that the maximum marginal rate at which ordinary income is taxed to individuals is currently 39.6% and the maximum rate at which long-term capital gains are taxed is 20%.

      The grant of an incentive stock option under the Incentive Plan will not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an incentive stock option ("ISO") (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the Shares of Common Stock. If the optionee does not dispose of the Shares within two years after the ISO was granted, nor within one year after the ISO was exercised and Shares were purchased, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the Shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

      If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than twelve months. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

      The "spread" under an ISO -- i.e., the difference between the fair market value of the Shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

      The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the Shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the recipient. Any gain or loss on the recipient's subsequent disposition of the Shares will receive long or short-term capital gain or loss treatment depending on whether the Shares are held for more than twelve months and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain. Recipients of restricted stock may make an election under Internal Revenue Code Section 83(b) to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short term capital gain. The Section 83(b) election must be made within thirty days from the time the restricted stock is issued.

      New Plan Benefits. As of the date of this Proxy Statement, no Outside Directors and no associates of any director or officer has been granted any options subject to shareholder approval of the proposed Incentive Plan. The benefits to be received pursuant to the Incentive Plan by the Company's directors, officers and employees are not determinable at this time.

                                 PROPOSAL NO. 3

        RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the 2001 fiscal year and recommends that the shareholders ratify such selection. In the event that a majority of the outstanding shares are not voted in favor of ratification, the Board will reconsider its selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of Deloitte & Touche LLP as the independent auditors for fiscal year 2001. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Deloitte & Touche LLP has audited the Company's financial statements since the year ended June 30, 1992.

      The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for adoption of Proposal No. 3.

          The Board of Directors unanimously recommends a vote FOR the ratification of Deloitte & Touche LLP as the Company's
                   independent auditors for fiscal year 2001.

                             Executive Compensation

                           Summary Compensation Table

      The following table sets forth certain information concerning compensation of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose aggregate salary, bonus and other compensation exceeded $100,000 during fiscal 2000 (collectively, the "Named Executive Officers").

                                                                                       Long-Term
                                                                                      Compensation
                                                                                         Awards
                                                                                         ------
                                                                                         Shares
                                                              Annual Compensation      Underlying
        Name and Principal Position                Year       Salary         Bonus       Options
        ---------------------------                ----       ------         -----       -------
Alex Chi-Ming Hui                                  2000      $236,500       $67,400      260,000
     Chief Executive Officer, President and        1999       212,755        20,000      200,000
     Chairman of the Board of Directors            1998       168,076        50,000      300,000

Chi-Hung (John) Hui                                2000       206,492        39,400      100,000
     Vice President, Technology and Director       1999       185,182        16,000      140,000
                                                   1998       150,691        40,500      150,000

Patrick B. Brennan (1)                             2000       147,539        30,400       70,000
     Vice President, Finance and Administration    1999       145,937        12,000       30,000
                                                   1998       127,507        26,000       60,000

Tat C. Choi (2)                                    2000       150,982        24,400       25,000
     Vice President, Design Engineering            1999       149,692        12,000       20,000
                                                   1998        28,538         4,500      120,000

Mark Downing (2)                                   2000       160,933        36,958       40,000
     Vice President, Marketing                     1999       151,115        18,024       30,000
                                                   1998        78,077        14,831      100,000

Daniel W. Wark                                     2000       140,000        27,400       30,000
     Vice President, Operations                    1999       129,245        15,000       30,000
                                                   1998       115,000        22,000       40,000

(1) Mr. Brennan's compensation for 1999 includes $15,692 of accrued vacation that was paid to him in that year.
(2) Mr. Choi joined the Company in April, 1998, and Mr. Downing joined the Company in November, 1997.

                        Option Grants in Last Fiscal Year

      The following table sets forth certain information concerning stock option grants to each of the Named Executive Officers during fiscal 2000.

                                                                                Potential Realizable Value
                                                                                 At Assumed Annual Rates
                      Number of                                                       Of Stock Price
                       Shares      Percent of Total   Exercise                   Appreciation for Option
                     Underlying    Options Granted      Price                            Term (4)
                       Options     to Employees in       Per       Expiration    -----------------------
     Name              Granted     Fiscal 2000 (1)    Share (2)     Date (3)         5%           10%
     ----              -------     --------------     ---------     --------         --           ---
Alex Chi-Ming Hui      100,000         5.54%          $24.5625        3/8/10     $1,544,722   $3,914,630
                       160,000         8.86            31.375        6/25/10      3,157,051    8,000,587
Chi-Hung (John) Hui    100,000         5.54            31.375        6/25/10      1,973,157    5,000,367
Patrick B. Brennan      50,000         2.77            24.5625        3/8/10        772,361    1,957,315
                        20,000         1.11            23.50          5/1/10        295,580      749,059
Tat C. Choi             25,000         1.39            15.50          4/1/10        243,697      617,575
Mark Downing            20,000         1.11            10.25        11/17/09        128,923      326,717
                        20,000         1.11            24.5625        3/8/10        308,944      782,926
Daniel W. Wark          30,000         1.66            23.50         4/29/10        443,371    1,123,588

----------
(1) In fiscal 2000, the Company granted options to employees to purchase an aggregate of 1,805,000 shares.
(2) Each of these options was granted pursuant to the Company's 1995 Stock Option Plan. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of the grant. All such options vest over a four-year period, subject to continued employment with the Company.
(3) Options may terminate before their expiration dates if the optionee's status as an employee or consultant is terminated or upon the optionee's death or disability.
(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the Company's future Common Stock prices.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

      The following table sets forth certain information as of June 30, 2000 concerning exercisable and unexercisable stock options held by each of the Named Executive Officers.

                                                        Number of Securities          Value of Unexcercised
                                                       Underlying Unexercised        In-the-Money Options at
                         Number of                    Options at June 30, 2000          June 30, 2000 (1)
                      Shares Acquired    Value       ---------------------------        -----------------
      Name              on Exercise     Realized     Exercisable   Unexercisable   Exercisable   Unexercisable
      ----              -----------     --------     -----------   -------------   -----------   -------------
Alex Chi-Ming Hui             --               --      584,584        475,416      $19,344,371    $8,470,629

Chi-Hung (John) Hui           --               --      359,376        230,624       12,031,283     4,428,717

Patrick B. Brennan        22,000       $  246,110       72,502        117,498        2,288,251     2,371,624

Tat C. Choi               10,000          197,250       68,228         86,772        2,203,771     2,521,729

Mark Downing              40,000          401,013       41,874         88,126        1,308,661     2,314,339

Daniel W. Wark            50,000        1,018,125       35,418         64,582        1,119,139     1,466,330

----------
(1) The value of "in-the-money" stock options represents the difference between the exercise price of such stock options and the fair market value of $35.00 per share of Common Stock as of June 30, 2000 multiplied by the total number of shares subject to such options on June 30, 2000.

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of non-employee directors appointed by the Board of Directors. The Committee is responsible, on behalf of the Board, for reviewing and approving compensation programs, policies, and plans designed to motivate personnel to achieve Company objectives. One of the key responsibilities of the Committee is to set the compensation annually of the Chief Executive Officer (the "CEO"), upon his evaluation by the Board of Directors. Other responsibilities include: review and approve recommendations from the CEO for the compensation of officers, other senior managers, and key employees; review and approve recommendations regarding stock option grants for specific employees as provided under existing Company plans; review and approve the concept and design of management incentive plans and programs for Company officers, other senior managers, and key employees. An additional responsibility of the Committee is to review and approve recommendations regarding changes in compensation of outside directors.

      Compensation Philosophy. The Company believes that the management team it has assembled is well suited to increasing shareholder value and contributing to the long-term success of the Company, and the Committee intends to pursue a compensation philosophy consistent with achieving those goals. In structuring the Company's compensation programs, the Committee's goals are to align compensation with the Company's business objectives and performance and to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. Consistent with these goals, the Company's compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of shareholder value.

      Base Salary. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. Consistent with the Company's current size, the Committee believes current executive salaries are comparable to the average salaries offered by competitive companies.

      Bonus. The Company's bonus plan provides for bonuses to be awarded to key employees based on specific goals, including, but not limited to, operating profit, achieved by the Company and the level of contribution to achievement of the goals by the key employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is comparable to the average compensation of companies against which the Company competes in hiring and retaining key employees. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company's performance objectives include operating, strategic and financial goals considered critical to the Company's short and long term goals.

      Options. The purpose of the Company's stock option plans is to attract and retain talented key employees and to align their personal financial interests with those of the Company's shareholders. Options are generally granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four-year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management. Eligible employees are generally granted options upon commencement of employment and are considered for additional options periodically thereafter. In recommending stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

      Section 162(m) of the Code imposes a limitation on the deductibility for federal income tax purposes of compensation over $1 million paid to certain Named Executive Officers in a taxable year. Compensation above $1 million is not subject to the limitation if it is "performance-based compensation" within the meaning of the Code. The Committee believes that at the present time it is unlikely that the compensation paid to any Named

Executive Officer in a taxable year that is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statue and any fiscal Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

      CEO Compensation. The Committee uses the same procedures described above in setting the annual salary, bonus, and making recommendations regarding stock option awards for the CEO. The CEO's salary is determined based on comparisons with competitive companies as described above. In Fiscal 2000 Mr. Hui received $236,500 in salary and $67,400 in bonus. The Committee believes that the CEO's salary and bonus plan is comparable to the salaries offered to CEO's of competitive companies. In recommending stock options, the Committee considers the CEO's performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.

      Conclusion. As a significant portion of the Company's compensation program is linked to Company performance, the Committee believes that compensation is closely tied to increases in long-term shareholder value.

                  Compensation Committee

                  Tay Thiam Song
                  Jeffrey Young

                  October 27, 2000

Performance Graph

      The following line graph compares the yearly percentage change in (i) the cumulative total shareholder return on the Company's Common Stock since October 31, 1997 with (ii) cumulative total shareholder return on (a) the Standard and Poor 500 Index and (b) the Hambrecht & Quist Semiconductor Index. The comparison assumes an investment of $100 on October 31, 1997 and reinvestment of dividends, if any. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                COMPARISON OF 32 MONTH CUMULATIVE TOTAL RETURN*
                    AMONG PERICOM SEMICONDUCTOR CORPORATION,
         THE S & P 500 INDEX, AND THE CHASE H & Q SEMICONDUCTORS INDEX

                               [GRAPHIC OMITTED]

                                     --------------------------------------------------------------------------------------------
                                     10/31/1997  12/31/1997  3/31/1998   6/27/1998  9/30/1998  12/31/1998  3/31/1999   6/30/1999
PERICOM SEMICONDUCTOR CORPORATION        100.00       81.25      85.42       77.78      56.94      120.14      93.75      125.00
S & P 500                                100.00      106.43     121.27      125.27     112.81      136.84     143.66      153.78
CHASE H & Q SEMICONDUCTORS               100.00       85.03      97.49       83.76      73.03      119.36     135.39      177.55

                                     ---------------------------------------------
                                     9/30/1999  12/31/1999   3/31/2000   7/1/2000
PERICOM SEMICONDUCTOR CORPORATION       165.28      292.37      396.53     755.56
S & P 500                               144.18      165.63      169.43     164.93
CHASE H & Q SEMICONDUCTORS              199.23      297.86      466.97     457.10


                              CERTAIN TRANSACTIONS

      In April 1994, the Company, Alex Chi-Ming Hui, Chief Executive Officer, President and Chairman of the Board of Directors of the Company, and Chi-Hung
(John) Hui, Vice President, Technology and a director of the Company, and Dato' Kia Hong Tay and members of his immediate family, most of whom are principal shareholders of the Company, formed Pericom Technology, Inc., a British Virgin Islands corporation ("PTI") with principal offices in Shanghai, People's Republic of China. Initially, 18.4% of the outstanding voting stock of PTI was held by the Company and substantially all of the remaining 81.6% of the outstanding PTI voting stock was held by the foregoing directors, officers and principal shareholders of the Company. Alex Chi-Ming Hui and Chi-Hung (John) Hui are also directors of PTI, and Alex Chi-Ming Hui is the President and Chief Executive Officer of PTI. In fiscal 2000 an additional financing round of Series "B" Preferred Stock was completed and the Company now holds 43.3% of the outstanding voting stock of PTI. Pericom and PTI are parties to an agreement, dated as of March 17, 1995, which provides for cost reimbursement between the Company and PTI for any facility sharing or personnel time and certain procedures for funding research and development and joint development projects. During the years ended June 30, 1998, 1999 and 2000, the Company sold $61,000, $65,000 and $29,000 respectively, in services to PTI. During the years ended June 30, 1998, 1999 and 2000, the Company purchased $61,000, $72,000 and
$890,000 in services from PTI, respectively. In fiscal 2000 the Company began purchasing test and other manufacturing services from PTI. At June 30, 1998, 1999 and 2000, $846,000, $2,611,000 and $233,000 respectively, was owed to the
Company by PTI for reimbursement of certain administrative expenses incurred by the Company on behalf of PTI and for advances made to PTI by the Company. See
Note 4 of Notes to Financial Statements contained in the Company's 2000 Annual Report to Shareholders.

      In September 1995, the Company and PTI entered into an international distributor agreement, pursuant to which PTI was appointed a non-exclusive distributor for certain Pericom products in the People's Republic of China.

      The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal shareholders and their affiliates, including transactions with PTI, will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 29, 2000 by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all executive officers and directors of the Company as a group.

                                                          Shares
                                                       Beneficially
           Name of Beneficial Owner                      Owned (1)      Percent
           ------------------------                      ---------      -------

Alex Chi-Ming Hui (2)                                    1,687,575        6.80%
Pilgrim Baxter & Associates Ltd                          1,570,600        6.33%
   825 Duportail Road
   Wayne, Pennsylvania 19087
Chi-Hung (John) Hui (3)                                  1,201,610        4.84%
Tay Thiam Song (4)                                         355,500        1.43%
   16 Linden Drive
   Singapore 288691
Jeffrey Young (5)                                          151,500           *
   67 Saraca Road
   Singapore 807402
Patrick B. Brennan (6)                                     129,174           *
Tat C. Choi (7)                                             73,665           *
Daniel W. Wark (8)                                          83,750           *
Mark Downing (9)                                            60,366           *
Hau L. Lee                                                  10,000           *
   265 Delphi Circle
   Los Altos, California 94022
Millard Phelps                                              10,000           *
   6798 Griffin Road
   Ft. Myers, Florida 33908
All executive officers and directors as a group
(10 persons) (10)                                        3,763,140       15.17%

----------

* Less than 1% of outstanding Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 29, 2000 are deemed outstanding. Percentage of beneficial ownership is based upon 24,809,218 shares of Common Stock outstanding as of September 29, 2000. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows:
      2380 Bering Drive, San Jose, California 95131
(2) Includes 662,085 shares issuable upon exercise of stock options exercisable within 60 days of September 29, 2000.
(3) Includes 398,750 shares issuable upon exercise of stock options exercisable within 60 days of September 29, 2000.
(4) Includes 47,500 shares issuable upon exercise of stock options exercisable within 60 days of September 29, 2000.
(5) Includes 47,500 shares issuable upon exercise of stock options exercisable within 60 days of September 29, 2000.
(6) Includes 40,042 shares issuable upon exercise of stock options exercisable within 60 days of September 29, 2000.

(7) Includes 71,979 shares issuable upon exercise of stock options exercisable within 60 days of September 29, 2000.
(8) Includes 18,562 shares issuable upon exercise of stock options exercisable within 60 days of September 29, 2000.
(9) Includes 49,792 shares issuable upon exercise of stock options exercisable within 60 days of September 29, 2000.
(10) Includes 1,336,210 shares issuable upon exercise of stock options exercisable within 60 days of September 29, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's directors and executive officers to file reports of their ownership and changes in ownership of Common Stock with the Commission. Personnel of the Company generally prepare these reports on the basis of information obtained from each director and officer. Based on such information, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its directors and executive officers during the last fiscal year were filed on time.

                                  OTHER MATTERS

      The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


                                       THE BOARD OF DIRECTORS


Dated: October 27, 2000

                                                                       Exhibit A

                        PERICOM SEMICONDUCTOR CORPORATION
                            2001 STOCK INCENTIVE PLAN

      1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

            (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

            (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

            (d) "Award" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

            (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

            (f) "Board" means the Board of Directors of the Company.

            (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related Entity's satisfaction. During this

30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

            (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                  (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

            (i) "Code" means the Internal Revenue Code of 1986, as amended.

            (j) "Committee" means any committee appointed by the Board to administer the Plan.

            (k) "Common Stock" means the common stock of the Company.

            (l) "Company" means Pericom Semiconductor Corporation, a California corporation.

            (m) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

            (n) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

            (o) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

            (p) "Corporate Transaction" means any of the following transactions:

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                  (iii) approval by the Company's shareholders of any plan or proposal for the complete liquidation or dissolution of the Company;

                  (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                  (v) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

            (q) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

            (r) "Director" means a member of the Board or the board of directors of any Related Entity.

            (s) "Disability" means a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

            (t) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

            (u) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

            (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (w) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share on the date of grant (or, if no closing price was reported on that date, on the next trading date on which a closing price is reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market on the date of grant (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

            (x) "Good Reason" means the occurrence after a Corporate Transaction, Change in Control or a Related Entity Disposition of any of the following events or conditions unless consented to by the Grantee:

                  (i) (A) a change in the Grantee's status, title, position or responsibilities which represents an adverse change from the Grantee's status, title, position or responsibilities as in effect at any time within six (6) months preceding the date of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter or (B) the assignment to the Grantee of any duties or responsibilities which are inconsistent with the Optionee's status, title, position or responsibilities as in effect at any time within six (6) months preceding the date of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter;

                  (ii) reduction in the Grantee's base salary to a level below that in effect at any time within six (6) months preceding the date of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter.

            (y) "Grantee" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

            (z) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

            (aa) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (bb) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (cc) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (dd) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

            (ee) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (ff) "Performance - Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

            (gg) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

            (hh) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

            (ii) "Plan" means this 2001 Stock Incentive Plan.

            (jj) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

            (kk) "Related Entity Disposition" means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

            (ll) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

            (mm) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

            (nn) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

            (oo) "Share" means a share of the Common Stock.

            (pp) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan.

            (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 2,250,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

            (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

      4. Administration of the Plan.

            (a) Plan Administrator.

                  (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                  (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the

Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                  (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

                  (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid to the extent such awards were not issued in error as of its grant date and to the extent permitted by the Applicable Laws.

            (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                  (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

                  (ii) to determine whether and to what extent Awards are granted hereunder;

                  (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

                  (iv) to approve forms of Award Agreements for use under the Plan;

                  (v) to determine the terms and conditions of any Award granted hereunder;

                  (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                  (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

                  (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                  (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

      5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

      6. Terms and Conditions of Awards.

            (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

            (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

            (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

            (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

            (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

            (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

            (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

            (h) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be 500,000. In connection with a Grantee's commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 250,000 Shares which shall not count against the limit set forth in the previous sentence.] The foregoing limitation[s] shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation[s] with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

            (i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

            (j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

            (k) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee's Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Administrator.

            (l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

      7. Award Exercise or Purchase Price, Consideration and Taxes.

            (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

                  (i) In the case of an Incentive Stock Option:

                        (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                        (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

                  (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  (iv) In the case of other Awards, such price as is determined by the Administrator.

                  (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

            (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                  (i) cash;

                  (ii) check;

                  (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                  (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                  (v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                  (vi) any combination of the foregoing methods of payment.

            (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

      8. Exercise of Award.

            (a) Procedure for Exercise; Rights as a Stockholder.

                  (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                  (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

            (b) Exercise of Award Following Termination of Continuous Service.

                  (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                  (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                  (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

      9. Conditions Upon Issuance of Shares.

            (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

      10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

      11. Corporate Transactions/Changes in Control/Related Entity Dispositions. Except as may be provided in an Award Agreement:

            (a) In the event of any Corporate Transaction, each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award. Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate if the Awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof. In addition, an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Corporate Transaction, either assumed by the successor corporation or Parent thereof or replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof or
(ii) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights immediately upon termination of the Grantee's Continuous Service (substituting the successor employer corporation for "Company or Related Entity" for the definition of "Continuous

Service") if such Continuous Service is terminated by the successor company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Corporate Transaction. The determination of Award comparability above shall be made by the Administrator.

            (b) Following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of a Change in Control, such Grantee shall be treated as if such Grantee had one additional year of employment with the Company for purposes of vesting, exercisability, restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights.

            (c) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights for all of the Shares at the time represented by such Award and be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not be deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its Parent. In addition, such Continuous Service shall not be deemed to terminate and an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Related Entity Disposition, either to be assumed by the successor entity or its parent or to be replaced with a comparable Award with respect to interests in the successor entity or its parent or (ii) such Award is to be replaced with a cash incentive program of the successor entity which preserves the compensation element of such Award existing at the time of the Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights immediately upon termination of the Grantee's Continuous Service (substituting the successor employer entity for "Company or Related Entity" for the definition of "Continuous Service") if such Continuous Service is terminated by the successor entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Related Entity Disposition. The determination of Award comparability above shall be made by the Administrator.]

            (d) The portion of any Incentive Stock Option accelerated under this
Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

      12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

      13. Amendment, Suspension or Termination of the Plan.

            (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

            (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

      14. Reservation of Shares.

            (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

            (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

      16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

      17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

                                      Pericom Semiconductor Corp.
Notice of Grant of Stock Options      ID: 77-0254621
and Option Agreement                  2380 Bering Drive
                                      San Jose, CA 95131

--------------------------------------------------------------------------------

Name                                  Option Number:
Address                               Plan:
Address                               ID:
City, State Zip
--------------------------------------------------------------------------------

Effective _________, you have been granted a(n) Incentive Stock Option to buy ________ shares of Pericom Semiconductor Corp. (the Company) stock at $_______ per share.

The total option price of the shares granted is $___________.

Shares in each period will become fully vested on the date shown.

          Shares           Vest Type          Full Vest        Expiration
          ------           ---------          ---------        ----------






--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

--------------------------------------------------------------------------------


______________________________                     _______________
 Pericom Semiconductor Corp.                       Date


______________________________                     _______________
Optionee                                           Date

                                                                   Date: _______
                                                                   Time: _______

Notice of Grant of Stock Options
and Option Agreement continued

Definitions:

1. Date of Award is the effective date as stated in the Notice of Grant of Stock Options and Option Agreement (the "Notice").

2. Expiration Date is the date on the Notice under the column heading "Expiration."

3. Post-Termination Exercise Period is three (3) months.

Vesting Schedule:

      Subject to Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the schedule on page 1 of this Notice.

      During any authorized leave of absence, the vesting of the Option as provided in this schedule shall cease after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity.

      In the event of the Grantee's change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status.

      In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service.

      IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

                                       Pericom Semiconductor Corporation,
                                       a California corporation


                                       By: _____________________________________

                                       Title: __________________________________

Notice of Grant of Stock Options
and Option Agreement continued

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE GRANTEE'S EMPLOYER TO TERMINATE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE'S STATUS IS AT WILL.

      The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with
Section 13 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.


Dated: ______________________          Signed: _________________________________

                                                       Award Number: ___________

                        PERICOM SEMICONDUCTOR CORPORATION

                            2001 STOCK INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT

      1. Grant of Option. Pericom Semiconductor Corporation., a California corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2001 Stock Incentive Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

      If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

      2. Exercise of Option.

            (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction, Change in Control or Related Entity Disposition. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

            (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d), below.

            (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

      3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

            (a) cash;

            (b) check;

            (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price);

            (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                  (i) any other method acceptable to the Administrator in its sole discretion

      4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

      5. Termination or Change of Continuous Service. In the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Post-Termination Exercise Period. In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Administrator, continue to vest; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 6 and 7 below, to the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option within the Post-Termination Exercise Period, the Option shall terminate.

      6. Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he or she was otherwise entitled to exercise it on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

      7. Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve
(12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Grantee could exercise the Option at the date of termination, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

      8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. The Option, if a Non-Qualified Stock Option may be transferred to any person by will and by the laws of descent and distribution. Non-Qualified Stock Options also may be transferred during the lifetime of the Grantee by gift and pursuant to a domestic relations order to members of the Grantee's Immediate Family to the extent and in the manner determined by the Administrator. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

      9. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

      10. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

            (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

            (b) Exercise of Incentive Stock Option Following Disability. If the Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

            (c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

      11. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

      12. Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

      13. Dispute Resolution The provisions of this Section 13 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee, and the Grantee's assignees pursuant to Section 8 (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California located in the city of San Jose, California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

      14. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

                                    EXHIBIT A

                        PERICOM SEMICONDUCTOR CORPORATION

                            2001 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE

Pericom Semiconductor Corporation
2380 Bering Drive
San Jose, CA 95131

Attention: Secretary

      1. Exercise of Option. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Pericom Semiconductor Corporation (the "Company") under and pursuant to the Company's 2001 Stock Incentive Plan, as amended from time to time (the "Plan") and the [ ] Incentive [ ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Grant of Stock Options and Option Agreement (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

      2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan, and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

      4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) of the Option Agreement.

      5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice

      6. Taxes. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

      7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

      8. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

      9. Dispute Resolution. The provisions of Section 13 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

      10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

      11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

      13. Entire Agreement. The Notice, the Plan, and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                              Accepted by:

GRANTEE:                                   Pericom Semiconductor Corporation


                                           By: _________________________________

________________________________           Title:_______________________________
          (Signature)

Address:                                   Address:
-------                                    -------

________________________________           2380 Bering Drive
________________________________           San Jose, CA 95131

                       PERICOM SEMICONDUCTOR CORPORATION

Dear Shareholder:

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then, sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on December 14, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Pericom Semiconductor Corporation

                                  DETACH HERE

                                     PROXY

                       PERICOM SEMICONDUCTOR CORPORATION

                 2380 BERING DRIVE, SAN JOSE, CALIFORNIA 95131

               Annual Meeting of Shareholders - December 14, 2000
              Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Alex Chi-Ming Hui and John Chi-Hung Hui, Ph.D. as Proxies, will full power of substitution to each, to vote for and on behalf of the undersigned at the 2000 Annual Meeting of Shareholders of Pericom Semiconductor Corporation to be held at the Company's premises, 2380 Bering Drive, San Jose, California 95131 at 3:00 p.m., California time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

                                  DETACH HERE

    Please mark
|X| votes as in
    this example.

1. To elect six directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

      Nominees: (01) Alex Chi-Ming Hui, (02) Chi-Hung (John) Hui, Ph.D.,
                (03) Hau L. Lee, Ph.D., (04) Millard (Mei) Phelps,
                (05) Tay Thiam Song, (06) Jeffrey Young

              FOR                WITHHELD
              ALL    |_|    |_|  FROM ALL
            NOMINEES             NOMINEES

|_| ______________________________________
    For all nominees except as noted above

2.    Approval of the Company's 2001 Stock Incentive Plan

                FOR             AGAINST                 ABSTAIN
                |_|               |_|                     |_|

3. To ratify and approve the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending June 30, 2001.

                FOR             AGAINST                 ABSTAIN
                |_|               |_|                     |_|

4.    To transact such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  |_|

PLEASE VOTE, DATE AND SIGN. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:__________________________    Date:__________________


Signature:__________________________    Date:__________________